UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2022

BRIACELL THERAPEUTICS CORP.
(Exact name of registrant as specified in its charter)

British Columbia	47-1099599
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 300 - 235 15th Street West Vancouver, BC V7T 2X1	V7T 2X1
(Address of principal executive offices)	(Zip Code)

(604) 921-1810

(Registrant’s telephone number, including area code)

Commission File No. 001-40101

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	BCTX	The Nasdaq Stock Market LLC
Warrants to purchase common shares, no par value	BCTXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information in Item 7.01 below is incorporated herein by reference.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing or document.

Item 7.01 Regulation FD Disclosure.

As of July 31, 2022, BriaCell Therapeutics Corp. (the “Company”) determined that it no longer qualified as a “foreign private issuer” as such term is defined in Rule 405 under the Securities Act. This means that, as of August 1, 2022, the Company has been required to comply with all of the periodic disclosure and current reporting requirements of the Exchange Act as a domestic registrant rather than the forms the Company had filed with the Securities and Exchange Commission (“SEC”) in the past as a foreign private issuer. Accordingly, the Company is required to prepare financial statements in compliance with the generally accepted accounting principles in the United States (“U.S. GAAP”). Therefore, the consolidated audited financial statements for the year ended July 31, 2022, including all comparative figures, have been prepared in accordance with these standards and are included in the Company’s Annual Report on Form 10-K filed on October 27, 2022.

As required pursuant to section 4.3(4) of National Instrument 51-102 – Continuous Disclosure Obligations, the Company must restate its interim financial reports for the fiscal year ended July 31, 2022 in accordance with U.S. GAAP, such interim financial reports having previously been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board.

The restated unaudited condensed consolidated interim financial statements and the related management’s discussion and analysis of financial condition and results of operations for (i) the three months ended October 31, 2021 and 2020; (ii) the three and six months ended January 31, 2022 and 2021; and (iii) the three and nine months ended April 30, 2022 and 2021 (collectively, the “Restated Interim Financial Statements and MD&As”) have been prepared in accordance with U.S. GAAP.

Other than as expressly set forth above, the Restated Interim Financial Statements and MD&As do not, and do not purport to, update or restate the information in the original unaudited condensed consolidated interim financial statements and the related management’s discussion and analysis of financial condition and results of operations for (i) the three months ended October 31, 2021 and 2020; (ii) the three and six months ended January 31, 2022 and 2021; and (iii) the three and nine months ended April 30, 2022 and 2021 (collectively, the “Original Interim Financial Statements and MD&As”) or reflect any events that occurred after the date of the filing of the Original Interim Financial Statements and MD&As.

The Original Interim Financial Statements and MD&As, which were prepared in accordance with IFRS, were filed with the SEC on Forms 6-K on January 5, 2022, March 15, 2022 and June 13, 2022, respectively. Copies of the Restated Interim Financial Statements and MD&As are attached as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, Exhibit 99.4, Exhibit 99.5 and Exhibit 99.6 to and are incorporated by reference in this Current Report on Form 8-K.

The information in this Item 7.01, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing or other document pursuant to the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing or document.

Item 8.01

On October 27, 2022, the Company issued a press release announcing the restatements.

Item 9.01 Financial Statements and Exhibits

EXHIBIT INDEX

Exhibit	Description
99.1	Unaudited Condensed Consolidated Statements for the Three Months Ended October 31, 2021 and 2020, dated October 27, 2022
99.2	Management’s Discussion and Analysis for the Three Months Ended October 31, 2021 and 2020, dated October 27, 2022
99.3	Unaudited Condensed Consolidated Statements for the Three and Six Months Ended January 31, 2022 and 2021, dated October 27, 2022
99.4	Management’s Discussion and Analysis for the Three and Six Months Ended January 31, 2022 and 2021, dated October 27, 2022
99.5	Unaudited Condensed Consolidated Statements for the Three and Nine Months Ended April 30, 2022 and 2021, dated October 27, 2022
99.6	Management’s Discussion and Analysis for the Three and Nine Month Period Ended April 30, 2022 and 2021, dated October 27, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIACELL THERAPEUTICS CORP.

/s/ William V. Williams
October 27, 2022	William V. Williams President and Chief Executive Officer